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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-37306) of Canyon Resources Corporation of our report dated February 28, 2001, except for Notes 1 and 9, as to which the date is April 4, 2001, relating to the financial statements, which appear in this Form 10-K.




PricewaterhouseCoopers LLP

Denver, Colorado
April 4, 2001